1
EXHIBIT

10.17
Revised Non-Management and Non-Employee Directors

of the Board of Directors Compensation Structure
On

March

18,

2020,

the

Board

of

Directors

(the

“Board”)

of

First

BanCorp

(the

“Corporation”),

upon

the

recommendation

of

the
Compensation

and

Benefits

Committee

(the

“Committee”),

approved

a

forward

plan

with

respect

to

the

compensation

structure

for
Roberto

R.

Herencia,

until

reaching

a

total

of

$500,000

by

the

end

of

2022

and

onward.

Following

is

a

description

of

the
compensation structure for Mr. Herencia:
●
$400,000 annual cash retainer for his services as the non-management

Chairman of the Board of the Corporation and
FirstBank Puerto Rico; and

●
$100,000 in a restricted stock grant in September of each year,

subject to a twelve-month vesting period.

Mr.

Herencia

does

not

receive

any

additional

compensation

for

his

duties

and

responsibilities

as

chair

or

member

of

any

of

the
Corporation’s Board committees.

In

2024,

the

Committee

engaged

Pearl

Meyer

&

Partners

as

an

independent

consultant

to

evaluate

the

competitiveness

of

the
Corporation’s

Director

compensation

program

and,

based

on

the

results

of

the

competitive

analysis

provided

and,

upon

the
recommendation

of the

Committee, on

December 19,

2024, the

Board of

the Corporation

approved changes

to the

compensation for
non-employee directors, effective

January 1, 2025.

In this regard, the

Board approved increases in

the additional annual

cash retainers
relating to certain of the Board committees. Following is a description of the compensation structure for non-employee directors:

Each director is paid fees for services

as a Director in a total amount equal

to $115,000 per year (such

amount, the “Annual Fee”). The
Annual

Fee

is payable

$75,000

in

cash (the

“Annual

Retainer”)

and

$40,000

in the

form

of

an annual

grant

of

restricted

stock

(the
“Restricted

Stock”),

under

the

First

BanCorp

Omnibus

Incentive

Plan,

as

amended.

The

Annual

Retainer

shall

be

paid

in

equal
installments on

a monthly

basis over

a twelve-month

period. The

Restricted Stock

shall be

subject to

a twelve-month

vesting period.
In

addition,

the

Directors

receive

additional

compensation in

the form

of retainers

depending

upon

the Board

committees on

which
they serve, as follows:

●
$25,000 additional annual cash retainer for the Chair of the Audit, Credit and Risk Committees;

●
$15,000 additional annual cash retainer for the Chair of the Compensation and Benefits

Committee;

●
$12,500 additional annual cash retainer for the Chair of the Corporate Governance and Nominating Committee;

●
$15,000 additional annual cash retainer for the Chair of the Asset/Liability Committees;

●
$10,000 additional annual cash retainer for each member of the Audit Committee,

other than the Chair of such committee
who receive the previously identified cash retainer;

●
$6,500 additional annual cash retainer for each member of the Compensation and Benefits Committee, other than the Chair of
such committee who receive the previously identified cash retainer;

●
$10,000 additional annual cash retainer for each member of the Risk Committee, other than the Chair of such committee who
receive the previously identified cash retainer; and
●
$5,000 additional annual cash retainer for each member of the Corporate

Governance and Nominating, other than the Chair
of such committees who receive the previously identified cash retainer.
●
$10,000 additional annual cash retainer for each member of the Credit Committee, other than the Chair of such committee
who receive the previously identified cash retainer.
●
$6,000 additional annual cash retainer for each member of the Asset/Liability

Committee, other than the Chair of such
committee who receive the previously identified cash retainer.

On March

24, 2022,

the Board

approved the

amendment to

the Director

Stock Ownership

Guidelines (the

“Guidelines”), pursuant

to
which non-management directors

are expected to hold

an investment position in

our Common Stock having

a market value equivalent
to four times the Annual

Retainer. Directors

are required to achieve

the ownership goal within

five years after the

Board’s adoption

of
the amended Guidelines or the director’s initial appointment to the Board, whichever is later.